Exhibit 21.1

Subsidiaries of the Registrant

Subsidiary/Controlled Companies	Date of Incorporation	Place of Incorporation/Registration
FIG Corp.	January 11, 2007	Delaware
FIG Asset Co. LLC	January 11, 2007	Delaware
Fortress Operating Entity I LP (f/k/a Fortress Principal Investment Holdings LLC)	Date of Formation: February 13, 1998 Date of Conversion to a limited partnership: January 16, 2007	Delaware
Fortress Operating Entity II LP (f/k/a Fortress Principal Investment Holdings II LLC)	Date of Formation: December 18, 2003 Date of Conversion to a limited partnership: January 16, 2007	Delaware
Fortress Operating Entity III LP (f/k/a FIG Partners Pool (P) LLC	Date of Formation: February 8, 2005 Date of Conversion to a limited partnership: January 16, 2007	Delaware
Fortress Principal Holdings I LP (f/k/a Fortress Principal Investment Holdings III LLC)	Date of Formation: September 1, 2004 Date of Conversion to a limited partnership: January 16, 2007	Delaware
Fortress Investment Holdings II LLC	July 31, 2006	Delaware
FIG Partners Pool (A) LLC	February 8, 2005	Delaware
FIG Partners Pool (P2) LLC	February 9, 2005	Delaware
Fortress Principal Investment Holdings LLC	June 4, 1998	Delaware
FIG LLC (f/k/a Fortress Investment Group LLC)	February 6, 1998	Delaware
Fortress Canada Management Trust	February 17, 2005	Delaware

Fortress Principal Investment Holdings IV LLC	December 30, 2004	Delaware
Fortress Partners Advisors LLC	July 31, 2006	Delaware
Fortress Canada Investment Corp.	March 3, 2005	Nova Scotia, Canada
Drawbridge Special Opportunities GP LLC	May 1, 2002	Delaware
Fortress Partners GP LLC	June 9, 2006	Delaware
Fortress Loan Holdings I LLC	July 20, 2005	Delaware
Fortress Investment Group Germany GmbH	December 22, 2004	Germany
FIG Italia Srl	January 25, 2005	Italy
Fortress Investment Group (Australia) Pty Ltd.	November 24, 2004	Victoria, Australia
Fortress Drive Asset Manager LLC	January 6, 2006	Delaware
Fortress CDO Advisors LLC	October 16, 2006	Delaware
Fortress Investment Group (UK) Ltd.	August 4, 1998	England and Wales
Drawbridge (UK) LLP	September 5, 2006	England and Wales
Fortress Investment Group (Japan) GK	November 18, 2006	Japan
Fortress Credit Corp.	May 27, 2003	Delaware
IGF Credit LLC	May 28, 2004	Delaware
Fortress Fund MM LLC	October 6, 1999	Delaware
Fortress Fund MM II LLC	June 17, 2002	Delaware
FIG Advisors LLC	March 11, 1999	Delaware
Drawbridge Special Opportunities Advisors LLC	May 1, 2002	Delaware
Drawbridge Global Macro Advisors LLC	April 9, 2002	Delaware
Drawbridge Relative Value Advisors LLC	November 8, 2002	Delaware
Drawbridge Long Dated Value Advisors LLC	October 24, 2005	Delaware
Fortress Fund IV GP Holdings Ltd.	February 23, 2006	Cayman Islands
Fortress Fund IV GP L.P.	February 24, 2004	Cayman Islands
RIC Coinvestment Fund GP LLC	May 3, 2006	Delaware
Fortress IW Coinvestment Fund GP Holdings Ltd.	July 28, 2006	Cayman Islands

Fortress IW Coinvestment Fund GP L.P.	August 4, 2006	Cayman Islands
Fortress Principal Investment Group LLC	June 4, 1999	Delaware
FRID GP Holdings Ltd.	March 16, 2005	Cayman Islands
Fortress Residential Investment Deutschland GP L.P.	March 17, 2005	Cayman Islands
Fortress Investment Fund GP (Holdings) LLC	September 23, 2004	Delaware
Fortress Fund III GP LLC	September 20, 2004	Delaware
Fortress Partners Offshore Master GP LLC	October 20, 2006	Delaware
Drawbridge Long Dated Value GP LLC	January 5, 2005	Delaware
Drawbridge Long Dated Value II GP LLC	November 15, 2005	Delaware
Drawbridge Long Dated Value III GP LLC	July 25, 2006	Delaware
Drawbridge Relative Value GP LLC	January 14, 2005	Delaware
Drawbridge Global Macro GP LLC	March 28, 2002	Delaware
Fortress Oldcastle S.L.P. LLC	December 18, 2003	Delaware
FIG Promote Holdings LLC	May 31, 2000	Delaware
Fortress Fund IV (B,C,F,G) L.P.	January 15, 2007	Cayman Islands
DBGM Associates LLC	January 12, 2007	Delaware
Fortress IW Coinvestment Fund (B,C, G) L.P.	January 15, 2007	Cayman Islands
Fortress Loan Holdings II LLC	July 20, 2005	Delaware
Fortress Credit Opportunities II LLC	July 23, 2004	Delaware
Fortress Credit Opportunities I GP LLC	April 29, 2003	Delaware
Fortress Credit Funding II GP LLP	May 25, 2005	Delaware
DBN GP Ltd.	May 15, 2003	Cayman Islands
Fortress Credit Funding IV GP LLC	April 26, 2006	Delaware
Fortress Loan Holdings I LLC	July 20, 2005	Delaware
BC Holding GP Ltd.	December 17, 2004	Cayman Islands

Fortress Drive Asset Manager LLC	January 6, 2006	Delaware
Fortress Credit Funding I GP LLC	May 25, 2005	Delaware
Fortress Credit Funding III GP LLC	April 26, 2006	Delaware
FIG HCRS LLC	December 31, 2003	Delaware
Fortress Investment Fund LLC	November 5, 1999	Delaware
Fortress Investment Fund II LLC	June 17, 2002	Delaware
Fortress Investment Fund III	September 20, 2004	Delaware
Fortress Investment Fund III (Fund B) LP	September 20, 2004	Delaware
Fortress Investment Fund III (Fund C) LP	September 20, 2004	Delaware
Fortress Investment Fund III (Fund D) L.P.	September 23, 2004	Cayman Islands
Fortress Investment Fund III (Fund E) L.P.	December 29, 2004	Cayman Islands
Fortress Investment Fund IV (Fund A) L.P.	February 24, 2006	Cayman Islands
Fortress Investment Fund IV (Fund B) L.P.	February 24, 2006	Cayman Islands
Fortress Investment Fund IV (Fund C) L.P.	February 24, 2006	Cayman Islands
Fortress Investment Fund IV (Fund D) L.P.	February 24, 2006	Cayman Islands
Fortress Investment Fund IV (Fund E) L.P.	February 24, 2006	Cayman Islands
Fortress Investment Fund IV (Fund F) L.P.	March 23, 2006	Cayman Islands
Fortress Investment Fund IV (Fund G) L.P.	April 20, 2006	Cayman Islands
Fortress (GAGACQ) Investors L.P.	September 23, 2004	Cayman Islands
Fortress (GAGACQ) Co-Investors L.P.	September 23, 2004	Cayman Islands
Fortress Pinnacle Investment Fund LLC	July 24, 2002	Delaware
Fortress Brookdale Investment Fund LLC	August 30, 2000	Delaware
Fortress Investment Fund III (Coinvestment Fund A) LP	November 4, 2004	Delaware
Fortress Investment Fund III (Coinvestment Fund B) LP	November 4, 2004	Delaware
Fortress Investment Fund III (Coinvestment Fund C) LP	November 4, 2004	Delaware

Fortress Investment Fund III (Coinvestment Fund D) L.P.	November 4, 2004	Cayman Islands
Fortress Residential Investment Deutschland (Fund A) L.P.	March 17, 2005	Cayman Islands
Fortress Residential Investment Deutschland (Fund B) L.P.	March 17, 2005	Cayman Islands
Fortress Residential Investment Deutschland (Fund C) L.P.	March 17, 2005	Cayman Islands
Fortress Residential Investment Deutschland (Fund D) L.P.	March 17, 2005	Cayman Islands
Fortress Investment Fund IV (Coinvestment Fund A) L.P.	April 11, 2006	Cayman Islands
Fortress Investment Fund IV (Coinvestment Fund B) L.P.	April 11, 2006	Cayman Islands
Fortress Investment Fund IV (Coinvestment Fund C) L.P.	April 11, 2006	Cayman Islands
Fortress Investment Fund IV (Coinvestment Fund D) L.P.	April 11, 2006	Cayman Islands
Fortress Investment Fund IV (Coinvestment Fund F) L.P.	April 20, 2006	Cayman Islands
Fortress Investment Fund IV (Coinvestment Fund G) L.P.	April 20, 2006	Cayman Islands
Fortress RIC Coinvestment Fund LP	May 5, 2005	Delaware
Drawbridge Long Dated Value Fund LP	January 5, 2005	Delaware
Drawbridge Long Dated Value Fund (B) LP	January 5, 2005	Delaware
Drawbridge Long Dated Value Fund II LP	November 15, 2005	Delaware
Drawbridge Long Dated Value Fund II (B) LP	November 15, 2005	Delaware
Drawbridge Long Dated Value Fund II (C) LP	March 29, 2006	Delaware
Fortress IW Coinvestment (Fund A) L.P.	August 4, 2006	Cayman Islands

Fortress IW Coinvestment (Fund B) L.P.	August 4, 2006	Cayman Islands
Fortress IW Coinvestment (Fund C) L.P.	August 4, 2006	Cayman Islands
Fortress IW Coinvestment (Fund D) L.P.	August 4, 2006	Cayman Islands
Fortress IW Coinvestment (Fund E) L.P.	August 4, 2006	Cayman Islands
Fortress IW Coinvestment (Fund F) L.P.	August 4, 2006	Cayman Islands
Fortress IW Coinvestment (Fund G) L.P.	August 4, 2006	Cayman Islands
Fortress Holiday Investment Fund LP	December 7, 2006	Delaware
Drawbridge Global Macro Fund LP	March 28, 2002	Delaware
Drawbridge Global Macro Fund Ltd.	June 25, 2002	Cayman Islands
Drawbridge RV Plus Fund LP	January 14, 2005	Delaware
Drawbridge RV Plus Fund Ltd.	November 30, 2004	Cayman Islands
Drawbridge Special Opportunities Fund LP	August 1, 2002	Delaware
Drawbridge Special Opportunities Fund Ltd.	June 13, 2002	Cayman Islands
Fortress Partners Fund LP	June 9, 2006	Delaware
Fortress Capital Finance III (A) LLC	November 23, 2004	Delaware
Fortress Capital Finance III (B) LLC	November 23, 2004	Delaware
Fortress Capital Finance III (C) LLC	November 23, 2004	Delaware
Fortress Capital Finance III (D) LLC	November 23, 2004	Delaware
Fortress Capital Finance III (A) LLC	November 23, 2004	Delaware
Fortress Capital Finance III (E) LLC	June 23, 2005	Delaware
Fortress Capital Finance III (CIF-A) LLC	November 23, 2004	Delaware
Fortress Capital Finance III (CIF-B) LLC	November 23, 2004	Delaware

Fortress Capital Finance III (CIF-C) LLC	November 23, 2004	Delaware
Fortress Capital Finance III (CIF-D) LLC	November 23, 2004	Delaware
FCF Consulting S.r.l	June 7, 2006	Italy
FCF Deutschland GmbH	March 16, 2006	Germany
FCF UK (A) Limited	April 3, 2006	England and Wales
Fortress Registered Investment Trust	August 11, 1999	Delaware
Fortress Investment Trust II	June 20, 2002	Delaware
Fortress Capital Finance LLC	October 6, 1999	Delaware
FCF Servici Italia S.r.l.	December 18, 2001	Italy
FCF III UK Limited	April 3, 2006	England and Wales
Fortress Capital Finance II LLC	June 17, 2002	Delaware
Fortress Deutschland GmbH	December 8, 2003	Germany
Fortress Deutschland Servicing GmbH	November 25, 2003	Germany
Fortress Credit Funding I GP LLC	May 25, 2005	Delaware, USA
Fortress Credit Funding III GP LLC	April 26, 2006	Delaware, USA
Fortress Credit Investments I Ltd.	February 17, 2006	Cayman Islands
Fortress Credit Opportunities I GP LLC	April 29, 2003	Delaware, USA
Fortress Lease Funding LP	June 24, 2004	Delaware, USA
Northcastle Trust	March 30, 2005	Ontario, Canada